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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information of the Vista Capital Advantage Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Annuity Account Two of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated February 11, 2003, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and to the incorporation by reference of our report dated November 15, 2002, relating to the financial statements of Variable Annuity Account Two. We also consent to the incorporation by reference of our reports into the Vista Capital Advantage Variable Annuity Prospectus, which is incorporated by reference into this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2003